UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 12, 2020

WEX INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32426	01-0526993
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Hancock Street	Portland	ME	04101
Address of principal executive offices			Zip Code

Registrant's telephone number, including area code	207	773-8171

Not Applicable
(Former name or former address if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WEX	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act . ☐

Item 8.01 Other Events.

As previously disclosed, (i) on January 24, 2020, WEX Inc. (the “Company”) entered into a Share Purchase Agreement (the “Purchase Agreement”) with eNett International (Jersey) Limited, a Jersey limited company (“eNett”), Optal Limited, a private company limited by shares incorporated in England and Wales (“Optal”), Travelport Limited, a Bermuda exempted company (“Travelport”), Toro Private Holdings I, Ltd., a private company limited by shares incorporated in England and Wales (“Toro”), Optal, in its capacity as trustee of the PSP Group DESOP Discretionary Trust established by way of discretionary trust deed dated 28 October 2008, as amended from time to time, and the other shareholders of eNett and Optal set forth therein (together with Travelport and Toro, the “Sellers”) under which the Company agreed to purchase eNett and Optal from the Sellers (the “Acquisition”), (ii) the Company subsequently concluded that the COVID-19 pandemic and conditions arising in connection with it have had a Material Adverse Effect (as defined in the Purchase Agreement) on the businesses of eNett and Optal, which is disproportionate to the effect on others in the relevant industry, (iii) the Company formally advised eNett and Optal on May 4, 2020 that it was not required to close the transaction pursuant to the terms of the purchase agreement because of this Material Adverse Effect and (iv) on May 11, 2020, the shareholders of eNett and Optal each initiated separate legal proceedings against the Company by filing claims in the High Court of Justice of England and Wales in the United Kingdom. In such legal proceedings, the claimants deny that there has been a Material Adverse Effect and allege that the Company has threatened to breach its obligations under the terms of the Purchase Agreement. The claimants seek a declaration that no Material Adverse Effect has occurred within the meaning of the Purchase Agreement and orders for specific performance of the Company’s obligations under the purchase agreement.

From September 21, 2020 through September 29, 2020, a London court held a trial of certain preliminary issues, including, among other things, the determination of the industry in which eNett and Optal operate and of the other participants in such industry, in each case for purposes of interpreting the definition of Material Adverse Effect in the Purchase Agreement. On October 12 2020, the Court handed down its judgment, which concluded, among other things, that the Optal and eNett Groups operate in the payments industry and the business-to-business (or “B2B”) payments industry and that, for the purpose of the definition of the Material Adverse Effect clause, the relevant industry is the B2B payments industry. The Court found that there was no travel payments industry, as argued for by eNett and Optal. This finding means that when determining whether eNett or Optal have been disproportionately impacted by COVID-19, a comparison will be made against other B2B payments companies. The Company believes that eNett and Optal have been and are disproportionately impacted, however, this matter is to be decided conclusively at a subsequent trial and the outcome of such proceedings cannot be predicted at this time.

The claimants are seeking permission to appeal certain aspects of the judgment. This includes the Court’s decision that, for the purpose of the Material Adverse Effect clause, the relevant industry is the B2B payments industry and the Court’s decision on a question concerning which party bears the burden of proof in relation to the Material Adverse Effect clause. In addition, the Company is seeking permission to appeal a part of the Court’s judgment concluding that impacts caused by changes in Law (as defined in the Purchase Agreement) arising from the pandemic may not be taken into account in determining whether or not there has been a Material Adverse Effect, and a part of the Court’s judgment concluding that the carve-out addressing disproportionate effects in the definition of Material Adverse Effect only applies to events that have had a Material Adverse Effect (and not events that were ‘reasonably expected’ to have a Material Adverse Effect). If the claimants obtain permission to appeal the question of the relevant industry for the purpose of the Material Adverse Effect clause, the Company expects to also seek permission to appeal an aspect of the judgment dealing with how the comparison of eNett and/or Optal would be made against other participants in the “travel payments industry” had such an industry been found to exist.

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS
This Current Report on Form 8-K contains “forward-looking statements” intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995, including statements regarding: the proposed Acquisition, future financial and operating results, the pending litigation with the Sellers with respect to the proposed Acquisition and any other statements about the Company or eNett or Optal’s managements’ future expectations, beliefs, goals, plans or prospects. Any statements that are not statements of historical facts may be deemed to be forward-looking statements. When used in this Current Report on Form 8-K, the words “may,”

“could,” “anticipate,” “plan,” “continue,” “project,” “intend,” “estimate,” “believe,” “expect” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such words. These forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially, including: the outcome of the pending litigation with the Sellers; whether or not the Company is required to consummate the proposed Acquisition; the risk that the financing required to fund the proposed Acquisition is not obtained if required; potential adverse reactions or changes to business or employee relationships, including those resulting from the completion of the proposed Acquisition and the associated litigation; unexpected costs, charges or expenses resulting from the proposed Acquisition and associated litigation; as well as other risks and uncertainties identified in Item 1A of the Company’s Annual Report for the year ended December 31, 2019, filed on Form 10-K with the Securities and Exchange Commission on February 28, 2020 and Item 1A of our Quarterly Report for the quarter ended June 30, 2020 filed on Form 10-Q with the Securities and Exchange Commission on August 5, 2020. The Company's forward-looking statements do not reflect the potential future impact of any alliance, merger, acquisition, disposition or stock repurchases, other than the Acquisition. The forward-looking statements speak only as of the date of this Current Report on Form 8-K and undue reliance should not be placed on these statements. The Company disclaims any obligation to update any forward-looking statements as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: October 14, 2020
WEX Inc.
By:     /s/ Roberto Simon
Name:    Roberto Simon
Title:    Chief Financial Officer
(principal financial officer and principal accounting officer)